UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2026

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle

Rock Hill, South Carolina 29730

(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 3, 2026, 3D Systems Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Needham & Company, LLC, as the representative of the several underwriters named in Schedule I thereto (the “Underwriters”), providing for the offering and sale by the Company of 16,393,443 shares of the Company’s common stock, par value $0.001 per share (the “Shares”). In addition, the Company granted the underwriters an option, exercisable for 30 days following the date of the Underwriting Agreement, to purchase up to 2,459,016 additional Shares. The Underwriting Agreement includes the terms and conditions for the offering and sale of the Shares, indemnification and contribution obligations, and other terms and conditions customary in agreements of this type. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is attached to this Current Report on Form 8-K as Exhibit 1.1.

The Shares were offered to investors at $3.05 per Share. The gross proceeds from the offering, before deducting the underwriting discounts and commissions and offering expenses, were approximately $50 million. The offering closed on June 5, 2026. The Shares have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-296180) (the “Registration Statement”). The Company has filed with the U.S. Securities and Exchange Commission a preliminary prospectus supplement dated June 3, 2026 and a final prospectus supplement dated June 3, 2026, together with an accompanying prospectus dated May 27, 2026, relating to the offer and sale of the Shares. Opinion of counsel regarding the validity of the Shares is attached to this Current Report on Form 8-K as Exhibit 5.1 and the consent of such counsel relating to the incorporation of such opinion into the Registration Statement is attached to this Current Report on Form 8-K as Exhibit 23.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated June 3, 2026, between 3D Systems Corporation and Needham & Company, LLC, as representative of the several underwriters.

5.1	Opinion of McGuireWoods LLP.

23.1	Consent of McGuireWoods LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: June 5, 2026	By:	/s/ Jeffrey A. Graves
Jeffrey A. Graves
President and Chief Executive Officer